Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Xtra-Gold Resources Corp. (the “Company”) on Form 10-Q for the period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, JOHN ROSS, Chief Financial Officer of our company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 10, 2010	/s/	John Charles Ross

By:	John Charles Ross
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to and will be retained by our company and furnished to the Securities and Exchange Commission or its staff upon request.